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Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement to our report dated January 26, 1999 included in the Company's Form 10-K/A for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                                        /s/ ARTHUR ANDERSEN LLP


San Francisco, California
December 21, 2001





                              Exhibit 23.2 - Page 1